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                                                                    EXHIBIT 99.2

     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Scott L. Thompson, state and attest that:


(1) To the best of my knowledge, based upon a review of the covered reports of Group 1 Automotive, Inc., and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of Group 1 Automotive, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o The Annual Report on Form 10-K for the fiscal period ended December 31, 2001 of Group 1 Automotive, Inc., filed with the Commission on March 20, 2002;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Group 1 Automotive, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o     any amendments to any of the foregoing.




    /s/ Scott L. Thompson                 Subscribed and sworn to
------------------------------            before me this 13th day of
Scott L. Thompson.                        August 2002.
August 13, 2002
                                          /s/ Kim Paper
                                          ---------------------------
                                          Notary Public

                                          My Commission Expires:
                                                 1-31-04
                                               ------------

                                                      Seal

                                          [Notary Public, State of Texas
                                          Kim Paper
                                          Notary Public, State of Texas
                                          My Commission Expires
                                          January 31, 2004]